UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2012

WESTERN ALLIANCE BANCORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona 85004

(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 389-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 16, 2012, Western Alliance Bancorporation (the “Company”) and Western Liberty Bancorp (“Western Liberty”) announced that Western Alliance has received the requisite regulatory approvals to proceed with the merger of Western Liberty with and into Western Alliance, with Western Alliance surviving. Western Alliance and Western Liberty intend to consummate the merger as soon as practicable following the satisfaction of all closing conditions, including the receipt of stockholder approval by Western Liberty. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information

This communication is being made in respect of the proposed merger involving the Company and Western Liberty.

In connection with the proposed merger with Western Liberty, Western Alliance filed with the SEC a Registration Statement on Form S-4, as amended, that included a proxy statement of Western Liberty that also constitutes a prospectus of Western Alliance. Western Liberty mailed the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus, including a supplement thereto, regarding the proposed merger because it contains important information. You may obtain a free copy of the proxy statement/prospectus, including the supplement, and other related documents filed by Western Alliance and Western Liberty with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus and the other documents may also be obtained for free by accessing Western Alliance’s website at www.westernalliancebancorp.com under the tab “Investor Relations” and then under the heading “Financial Documents” or by accessing Western Liberty’s website at www.westernlibertybank.com under the tab “Investor Relations” and then under the heading “Financial Information”.

Participants in the Transactions

Western Alliance, Western Liberty and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Western Liberty stockholders in favor of the merger with Western Alliance. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Western Liberty stockholders in connection with the proposed merger is set forth in the proxy statement/prospectus filed with the SEC.

You can find information about the executive officers and directors of Western Alliance in its Annual Report on Form 10-K for the year ended December 31, 2011 and in its definitive proxy statement filed with the SEC on March 16, 2012, as supplemented. You can find information about Western Liberty’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2011 and in its definitive proxy statement filed with the SEC on April 26, 2010. You can obtain free copies of these documents from Western Alliance or Western Liberty using the information above.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: failure of the parties to satisfy the closing conditions in either merger agreement in a timely manner or at all; failure of the shareholders of Western Liberty to approve the applicable merger agreement; failure to settle the pending litigation involving the merger; disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; costs or difficulties related to the integration of the business following the merger; factors listed in the Form 10-K as filed with the SEC; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this press release to reflect new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons
Dale Gibbons
Executive Vice President and Chief Financial Officer

Date: October 16, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 16, 2012.